Exhibit 10.9

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (as it may be amended from time to time in accordance with the terms hereof, the “Agreement”), dated as of [            ], 2015, is made by and among Planet Fitness, Inc., a Delaware corporation (the “Corporation”), Pla-Fit Holdings, LLC, a Delaware limited liability company (“Pla-Fit LLC”), and the holders of Holdings Units (as defined herein) and shares of Class B Common Stock (as defined herein) from time to time party hereto (each, a “Holder”).

WHEREAS, the parties hereto desire to provide for the exchange of Holdings Units together with shares of Class B Common Stock for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Affiliate” means, with respect to any specified Person, (a) any other Person (other than Pla-Fit LLC) that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person, (b) a Member of the Immediate Family of such specified Person, and (c) any investment fund advised or managed by, or under common control or management with, such specified Person.

“Agreement” has the meaning set forth in the preamble.

“Cash Exchange Payment” means an amount in cash equal to the product of (x) the number of Holdings Units exchanged, (y) the then-applicable Exchange Rate, and (z) the average of the daily volume weighted average price (“VWAP”) of a share of Class A Common Stock for the five (5) Trading Days immediately prior to the date of delivery of the relevant Election of Exchange (the “Exchange Date”) in connection with a Voluntary Exchange; provided that in calculating such average, (i) the VWAP shall be determined by calculating the arithmetic average price of a share of Class A Common Stock on the principal U.S. securities exchange or automated or electronic quotation system on which Class A Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the five (5) consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the Exchange Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Class A Common Stock; and (ii) if the Class A Common Stock no longer trades on a securities exchange or automated or electronic quotation system, then a majority of the independent members of the board of directors of the Corporation shall determine the fair market value of a share of Class A Common Stock in good faith.

A “Change in Control” shall be deemed to have occurred upon:

(i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Corporation’s assets (determined on a consolidated basis) to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than to any subsidiary of the Corporation; provided, that, for clarity and notwithstanding anything to the contrary, neither the approval of nor consummation of a transaction treated for U.S. federal income tax purposes as a liquidation into the Corporation of its wholly-owned Subsidiaries or merger of such entities into one another or the Corporation will constitute a Change in Control;

(ii) a merger or consolidation of the Corporation with any other person, other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50.1% of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

(iii) the liquidation or dissolution of the Corporation; or

(iv) the acquisition, directly or indirectly, by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation; (b) a corporation or other entity owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation; or (c) TSG Consumer Partners LLC and its Affiliates) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50.1% of the aggregate voting power of the Voting Securities of the Corporation.

“Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Corporation.

“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” has the meaning set forth in the preamble.

“Election of Exchange” has the meaning set forth in Section 2.1(b) of this Agreement.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means the number of shares of Class A Common Stock for which one Paired Interest is entitled to be Exchanged. On the date of this Agreement, the Exchange Rate shall be 1, subject to adjustment pursuant to Section 2.2 of this Agreement.

“First Exchange Time” means (a) in the case of Managers, the later of (x) one year from the date hereof and (y) the first time a registration statement under the Securities Act is available for an Exchange or for the resale of shares of Class A Common Stock received in an Exchange; and (b) otherwise, the expiration or earlier waiver of any lock-up agreement relating to the Corporation’s initial public offering.

“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any court, in each case, having jurisdiction over Pla-Fit LLC or any of its Subsidiaries or any of the property or other assets of Pla-Fit LLC or any of its Subsidiaries.

“Holder” has the meaning set forth in the preamble.

“Holdings Units” means the Common Units (as such term is defined in the LLC Agreement).

“LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Pla-Fit, dated as of the date hereof.

“Managers” has the meaning given to it in the Registration Rights Agreement.

“Mandatory Exchange” has the meaning given to such term in Section 2.1(e) of this Agreement.

“Member of the Immediate Family” means, with respect to any Person who is an individual, (a) each parent, spouse (but not including a former spouse or a spouse from whom such Person is legally separated) or child (including those adopted) of such individual and (b) each trust naming only one or more of the Persons listed in sub-clause (a) as beneficiaries.

“Paired Interest” means one Holdings Unit together with one share of Class B Common Stock.

“Permitted Transferee” has the meaning given to such term in Section 4.1 of this Agreement.

“Person” means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“Pla-Fit LLC” has the meaning set forth in the preamble.

“Planet Fitness Group” means the Corporation and any Subsidiary of the Corporation (other than, for clarity, Pla-Fit LLC).

“Registration Rights Agreement” means the registration rights agreement by and among the Corporation and the stockholders party thereto, dated as of the date hereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Stockholders Agreement” means the stockholders agreement by and among the Corporation and the stockholders party thereto, dated as of the date hereof.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall control the management of any such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of Pla-Fit LLC.

“Tax Receivable Agreement” means the Tax Receivable Agreement, dated on or about the date hereof, among the Corporation, Pla-Fit LLC and the other unitholders of Pla-Fit LLC party thereto; as such agreement may be amended or supplemented from time to time.

“Trading Day” means a day on which the New York Stock Exchange or such other principal United States securities exchange on which the shares of Class A Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day), or if the shares of Class A Common Stock are not listed or admitted to trading on such an exchange, on the automated quotation system on which the shares of Class A Common Stock are then authorized for quotation.

“Voluntary Exchange” means an Exchange that is not a Mandatory Exchange.

“Voting Securities” mean any securities of the Corporation which are entitled to vote generally in matters submitted for a vote of the Corporation’s stockholders or generally in the election of the Corporation’s board of directors.

ARTICLE II

SECTION 2.1. Exchange of Paired Interests for Class A Common Stock.

(a) Subject to Section 2.1(i), from and after the First Exchange Time, each Holder shall be entitled at any time and from time to time, upon the terms and subject to the conditions hereof, to surrender Paired Interests (other than any Paired Interests consisting of unvested Holdings Units) free and clear of all liens, encumbrances, rights of first refusal, and the like, to the Corporation. Each such Paired Interest will be exchangeable for, at the option of the Corporation (acting by a majority of the disinterested members of its board of directors), (i) a Cash Exchange Payment calculated with respect to such surrendered Holdings Units, payable in accordance with the instructions provided in the Election of Exchange or (ii) a number of shares of Class A Common Stock that is equal to the product of the number of Paired Interests surrendered by such Holder’s multiplied by the Exchange Rate (such exchange, an “Exchange”). As any such existing owner exchanges its Holdings Units, the Corporation’s interest in Pla-Fit LLC will increase. Each such exchange of Paired Interests for Class A Common Stock shall to the extent permitted by law be treated for U.S. federal income tax reporting purposes as a taxable exchange of the Holder’s Holdings Units for Class A Common Stock and corresponding payments under the Tax Receivable Agreement. Notwithstanding anything to the contrary in this Section 2.1(a) or otherwise, in connection with any Exchange that occurs at any time the Corporation has an effective registration statement under the Securities Act available for the Exchange or resale of Class A Common Stock received upon Exchange, the Corporation shall not have the option to deliver a Cash Exchange Payment.

(b) A Holder shall exercise its right to effect an Exchange as set forth in Section 2.1(a) above by delivering to the Corporation a written election of exchange in respect of the Paired Interests to be Exchanged substantially in the form of Exhibit A hereto (the “Election of Exchange”), duly executed by such Holder or such Holder’s duly authorized attorney, in each case delivered to the Corporation at its address set forth in Section 4.2(a). Each Exchange shall be deemed to be effective at the time the Election of Exchange is delivered to the Corporation, and, if the Corporation does not elect a Cash Exchange Payment, the exchanging Holder shall be deemed to be a holder of Class A Common Stock from and after that time. As promptly as practicable following the delivery of the Election of Exchange, the Corporation shall deliver or cause to be delivered to the exchanging Holder the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of such Holder, or cash, as applicable. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, the Corporation will, subject to Section 2.1(e) below, upon the written instruction of a Holder, deliver the shares of Class A Common Stock deliverable to such Holder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Holder.

(c) An Election of Exchange from a Holder may specify that the Exchange is to be (x) contingent (including as to the timing) upon the consummation of a purchase by another Person of shares of Class A Common Stock into which the Paired Interests are exchangeable and/or (y) effective upon a specified future date.

(d) A Holder may withdraw or amend an Election of Exchange, in whole or in part, at any time prior to the effectiveness of the Exchange by delivery of a written notice of withdrawal to the Corporation and Pla-Fit LLC specifying (1) the number of withdrawn Paired Interests, (2) if any, the number of Paired Interests as to which the Notice of Exchange remains in effect and (3) if the Holder so determines, revised timing of the Exchange or any other new or revised information permitted in the Election of Exchange.

(e) Notwithstanding any other provision of this Agreement, upon the occurrence of any Change in Control, all Holdings Units held by Holders other than members of the Planet Fitness Group and all shares of Class B Common Stock held by such Holders shall be automatically surrendered to the Corporation. In consideration for such surrendered Paired Interests, each Holder shall receive a number of shares of Class A Common Stock that is equal to the product of the number of Paired Interests surrendered by such Holder and the Exchange Rate, which such consideration shall be delivered upon such Change in Control. An Exchange pursuant to this Section 2.1(e) is referred to herein as a “Mandatory Exchange.” For the avoidance of doubt, the Corporation shall not be entitled to make a Cash Exchange Payment in the case of a Mandatory Exchange.

(f) Subject to Section 2.4(c), the shares of Class A Common Stock issued upon an Exchange shall bear a legend in substantially the following form:

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(g) If (i) any shares of Class A Common Stock may be sold pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission, (ii) all of the applicable conditions of Rule 144 are met, or (iii) if a Holder otherwise requests removal of the legend, the Corporation, upon the written request of the Holder thereof and, in the case of clauses (ii) and (iii), receipt of an opinion of counsel to such Holder reasonably acceptable to the Corporation, shall take all necessary action promptly to remove such legend and, if the shares of Class A Common Stock are certificated, issue to such Holder new certificates evidencing such shares of Class A Common Stock without the legend.

(h) Subject to Section 2.2, the Corporation shall bear all expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, including any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that, subject to Section 2.2, if any shares of Class A Common Stock are to be delivered in a name other than that of the Holder that requested the Exchange (or The Depository Trust Company or its nominee for the account of a participant of The Depository Trust Company that will hold the shares for the account of such Holder), then such Holder and/or the person in whose name such shares are to be delivered shall pay to the Corporation the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Corporation that such tax has been paid or is not payable.

(i) Notwithstanding anything to the contrary in this Article II, a Holder shall not be entitled to effect an Exchange (and, if attempted, any such Exchange shall be void ab initio), and the Corporation and Pla-Fit LLC shall have the right to refuse to honor any request to effect an Exchange, at any time or during any period, if the Corporation or Pla-Fit LLC shall reasonably determine that such Exchange (i) would be prohibited by any applicable law (including the unavailability of any requisite registration statement filed under the Securities Act or any exemption from the registration requirements thereunder), provided this subsection Section 2.1(i) shall not limit the Corporation’s or Pla-Fit LLC’s obligations under Section 2.4(c), or (ii) would not be permitted under (x) the LLC Agreement, (y) other agreements with the Corporation, Pla-Fit LLC or any of their respective controlled Affiliates to which such Holder is party or (z) any written policies of the Corporation or Pla-Fit LLC or any of its Subsidiaries related to unlawful or inappropriate trading applicable to its directors, officers or other personnel to which the Holder is subject. Upon such determination, the Corporation or Pla-Fit LLC (as applicable) shall notify the Holder requesting the Exchange of such determination, which such notice shall include an explanation in reasonable detail as to the reason that the Exchange has not been effected.

SECTION 2.2. Withholding.

(a) Notwithstanding anything to the contrary contained in this Agreement, (i) in connection with a Cash Exchange Payment related to an Exchange, Pla-Fit LLC and any other applicable withholding agent on behalf of Pla-Fit LLC shall be entitled to deduct and withhold from any Cash Exchange Payment payable pursuant to or contemplated by this Agreement, or (ii) in the case of an Exchange for shares of Class A Common Stock, the Holder requesting the Exchange shall pay over to Pla-Fit LLC, in each case such amounts as Pla-Fit LLC reasonably determines are required under New Hampshire Rev. Stat. § 77-A:4(XIV) to be paid in respect of such Exchange; provided, however, that such amounts will not exceed 3.5% of the Cash Exchange Payment (in the case of (i) above) or the fair market value of the Paired Interest in connection with an Exchange for shares of Class A Common Stock (such amount withheld or paid over, the “Withheld Amount”). For the avoidance of doubt, the Holder shall be deemed to have received the entire value received on Exchange, including any Withheld Amount. Any Withheld Amount shall be deemed to be contributed by the exchanging Holder to Pla-Fit LLC as a capital contribution for a capital interest and accordingly all of the tax credit shall be allocated to such Holder. Pla-Fit LLC shall distribute to the exchanging Holder any cash tax savings (whether by actual receipt of a cash tax refund or an actual reduction of cash taxes due and owing), determined on a “with” and “without” basis, until such aggregate distributions equal the Withheld Amount. All such cash tax savings payments will be made in the order of priority such that payments for each year are paid pro rata to Holders to whom tax benefit payments are owed pursuant to this Section 2.2, but no cash payments shall be made for a particular year until all cash payments have been made for prior years. To the extent Pla-Fit LLC has received a Withheld Amount but does not use all of the proceeds thereof to pay amounts due under New Hampshire Rev. Stat. § 77-A:4(XIV), such excess unused portion of the Withheld Amount shall be distributed back as a return of capital to such Holder.

(b) The Corporation and Pla-Fit LLC will use commercially reasonable efforts to reduce or eliminate any tax under New Hampshire Rev. Stat. § 77-A:4(XIV), including, without limitation (i) taking appropriate action to effect a change in the applicable law, or (ii) relocating the corporate headquarters to state other than New Hampshire and (iii) franchising corporate-owned fitness centers located in New Hampshire; provided, however, that neither the Corporation nor Pla-Fit LLC shall have any obligation to take any action that could reasonably be expected to materially and adversely affect its net income.

(c) The Corporation may elect at any time at its sole discretion, which election shall be irrevocable, to terminate its ability to cause Holders to pay Withheld Amounts under Section 2.2(a), in which event the obligations of the Corporation and Pla-Fit LLC under Section 2.2(b) shall terminate immediately upon such election.

SECTION 2.3. Adjustment.

(a) The Exchange Rate and/or the components of a Paired Interest shall be adjusted accordingly if there is: (i) any subdivision (by any stock or unit split, stock or unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock or unit split, reclassification, reorganization, recapitalization or otherwise) of the shares of Class B Common Stock or Holdings Units that is not accompanied by a substantially equivalent subdivision or combination of the Class A Common Stock; or (ii) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by a substantially equivalent subdivision or combination of the shares of Class B Common Stock and Holdings Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging Holder shall be entitled to receive the amount of such security, securities or other property that such exchanging Holder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, this Section 2.2 shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to the Paired Interests held by the Holders and their Permitted Transferees as of the date hereof, as well as any Paired Interests hereafter acquired by a Holder and his or her or its Permitted Transferees. This Agreement shall apply to, mutatis mutandis, and all references to “Paired Interests” shall be deemed to include, any security, securities or other property of the Corporation or Pla-Fit LLC which may be issued in respect of, in exchange for or in substitution of shares of Class B Common Stock or Holdings Units, as applicable, by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

SECTION 2.4. Class A Common Stock to be Issued; Class B Common Stock to be Cancelled.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, the maximum number of shares of Class A Common Stock as shall be deliverable upon Exchange of all then-outstanding Paired Interests; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of an Exchange by delivery of shares of Class A Common Stock that are held in the treasury of the Corporation or any of its subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof). The Corporation covenants that all shares of Class A Common Stock issued upon an Exchange will, upon issuance in accordance with this Agreement, be validly issued, fully paid and non-assessable.

(b) When a Paired Interest has been exchanged in accordance with this Agreement, the share of Class B Common Stock corresponding to such Paired Interest shall be cancelled by the Corporation.

(c) Subject to the terms of the Registration Rights Agreement, the Corporation covenants and agrees to deliver shares of Class A Common Stock, if requested, pursuant to an effective registration statement under the Securities Act with respect to any Exchange to the extent that a registration statement is effective and available for such shares. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the Holders requesting such Exchange, the Corporation and Pla-Fit LLC shall use reasonable best efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation shall use reasonable best efforts to list the Class A Common Stock required to be delivered upon Exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

(d) The Corporation agrees that it has taken all or will take such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and to be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions from, or dispositions to, the Corporation of equity securities of the Corporation (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of the Corporation for such purposes that result from the transactions contemplated by this Agreement, by each officer or director of the Corporation, including any director by deputization. The authorizing resolutions shall be approved by either the Corporation’s board of directors or a committee composed solely of two or more Non-Employee Directors (as defined in Rule 16b-3) of the Corporation.

ARTICLE III

SECTION 3.1. Representations and Warranties of the Corporation and of Pla-Fit LLC. Each of the Corporation and Pla-Fit LLC represents and warrants that (i) it is a corporation or limited liability company duly incorporated or formed and is existing in good standing under the laws of its jurisdiction of organization, (ii) it has all requisite corporate or limited liability company power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and, in the case of the Corporation, to issue the Class A Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby (including without limitation, in the case of the Corporation, the issuance of the Class A Common Stock) have been duly authorized by all necessary corporate or limited partnership action on its part and (iv) this Agreement constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

SECTION 3.2. Representations and Warranties of the Holders. Each Holder, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, to the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Holder, (iv) the Paired Interests being delivered pursuant to an Exchange are free and clear of all liens, encumbrances, rights of first refusal, and the like and (v) this Agreement constitutes a legal, valid and binding obligation of such Holder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

ARTICLE IV

SECTION 4.1. Additional Holders. To the extent a Holder validly transfers any or all of such Holder’s Paired Interests to another person in a transaction in accordance with, and not in contravention of, the LLC Agreement, the Stockholders Agreement or the Registration Rights Agreement, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a Holder hereunder. To the extent Pla-Fit LLC issues Holdings Units in the future, then the holder of such Holdings Units shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such holder shall become a Holder hereunder.

SECTION 4.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax (delivery receipt requested), by electronic mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 4.2):

(a) If to the Corporation, to:

Planet Fitness, Inc.

26 Fox Run Road

Newington, NH 03801
Fax:	(603) 957-4626
E-mail:	richard.moore@pfhq.com
Attention:	Richard L. Moore

(b) If to Pla-Fit LLC, to:

Pla-Fit Holdings, LLC

c/o Planet Fitness, Inc.

26 Fox Run Road

Newington, NH 03801

Fax:	(603) 957-4626
E-mail:	richard.moore@pfhq.com
Attention:	Richard L. Moore

(c) If to any Holder, to the address and other contact information set forth in the records of the Corporation or Pla-Fit LLC from time to time.

SECTION 4.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 4.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 4.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 4.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Pla-Fit LLC, (iii) the Holders of Holdings Units holding a majority of the then outstanding Common Units, and (iv) TSG6 Management L.L.C., to the extent investment funds affiliated therewith then hold Paired Interests representing at least 5% of the outstanding voting power of the Corporation.

SECTION 4.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 4.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a) The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Delaware in connection with any action relating to this Agreement and agree that service of summons, complaint or other process in connection with any such action may be made as set forth in Section 4.2 and that service so made shall be as effective as if personally made in the State of Delaware. To the extent not prohibited by applicable law, each party hereto waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in the above-named courts, any claim that such party is not subject personally to the jurisdiction of such courts, that such party’s property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or the subject matter thereof, may not be enforced in or by such courts.

(b) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 4.8(b) CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 4.8(b) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

SECTION 4.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 4.9.

SECTION 4.10. Tax Treatment. This Agreement shall be treated as part of the LLC Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the Holdings Units and shares of Class B Common Stock by a Holder to the Corporation, and no party shall take a contrary position on any income tax return or amendment thereof unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

SECTION 4.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 4.12. Independent Nature of Holders’ Rights and Obligations. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under hereunder. The decision of each Holder to enter into to this Agreement has been made by such Holder independently of any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

SECTION 4.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first set forth above.

PLANET FITNESS, INC.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

PLA-FIT HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Exchange Agreement]

TSG PF INVESTMENT L.L.C.

By:
Name:
Title:

TSG PF INVESTMENT II L.L.C.

By:
Name:
Title:

THE CHRISTOPHER J. RONDEAU IRREVOCABLE GST TRUST OF 2012

By:
Name:
Title:

THE CHRISTOPHER J. RONDEAU REVOCABLE TRUST OF 2006

By:
Name:
Title:

THE MARC GRONDAHL REVOCABLE TRUST OF 2006

By:
Name:
Title:

Name:	Craig Benson

[Signature Page to Exchange Agreement]

Name: Stephen Spinelli, Jr.

Name: Richard Moore

Name: Anna Arico

Name: Dorvin Lively

Name: Brian Belmont

Name: Bonnie Monahan

Name: Corey Benish

Name: Candace Couture

Name: Jamie Medeiros

Name: Dawn Sullivan

Name: Jessica Correa

[Signature Page to Exchange Agreement]

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Planet Fitness, Inc.

26 Fox Run Road

Newington, NH 03801

Attention:        Richard L. Moore

Pla-Fit Holdings, LLC

c/o Planet Fitness, Inc.

26 Fox Run Road

Newington, NH 03801

Attention:        Richard L. Moore

Reference is hereby made to the Exchange Agreement, dated as of [            ], 2015 (the “Exchange Agreement”), among Planet Fitness, Inc., a Delaware corporation, Pla-Fit Holdings, LLC, a Delaware limited liability company, and the holders of Holdings Units (as defined therein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned Holder hereby transfers to the Corporation the number of Paired Interests set forth below in Exchange for a Cash Exchange Payment to the account set forth below or for shares of Class A Common Stock to be issued in its name as set forth below, in accordance with the terms of the Exchange Agreement.

Legal Name of Holder:

Address:

Number of Paired Interests to be Exchanged:

Cash Exchange Payment Instructions:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the shares of Class B Common Stock and Holdings Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the shares of Class B Common Stock or the Holdings Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such shares of Class B Common Stock or Holdings Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation the shares of Class B Common Stock and Holdings Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock or cash to be delivered in Exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of [            ], 2015 (the “Agreement”), among Planet Fitness, Inc., a Delaware corporation (the “Corporation”), Pla-Fit Holdings, LLC, a Delaware limited liability company (“Pla-Fit LLC”), and each of the Holders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned, having acquired shares of Class B Common Stock and Holdings Units, hereby joins and enters into the Agreement. By signing and returning this Joinder Agreement to the Corporation, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Holder contained in the Agreement, with all attendant rights, duties and obligations of a Holder thereunder and (ii) makes each of the representations and warranties of a Holder set forth in Section 3.2 of the Agreement as fully as if such representations and warranties were set forth herein. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Pla-Fit LLC, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to: